UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 20, 2004

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                      1-16581                     23-2453088
---------------                   ------------                -------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of)                  File Number)                Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                  19102
----------------------------------------------                  ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
----------------------------------------------------------------
(Former name or former address, if changed since last report.)

----------------------------------------------------------------

----------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

      (a) Exhibits.

          The following exhibits are furnished herewith:

          99.1 Press Release, dated January 20, 2004, of Sovereign Bancorp, Inc. (the "Company")

Item 12. Results of Operations and Financial Condition.

      On January 20, 2004, Sovereign Bancorp, Inc. issued a press release discussing fourth quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOVEREIGN BANCORP, INC.

Dated: January 20, 2004                /s/ James D. Hogan
                                       James D. Hogan
                                       Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
-------

99.1 Press Release, dated January 20, 2004, of Sovereign Bancorp, Inc.